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                              LIFE & ANNUITY TRUST

                             ASSET ALLOCATION FUND
                             GROWTH AND INCOME FUND
                               MONEY MARKET FUND
                        U.S. GOVERNMENT ALLOCATION FUND

                        SUPPLEMENT DATED JANUARY 2, 1996
                      TO THE PROSPECTUS DATED MAY 1, 1995,
                      AS PREVIOUSLY SUPPLEMENTED, AND THE
                      STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 1, 1995

         Effective January 1, 1996, BZW Barclays Global Fund Advisors ("BGFA") replaced Wells Fargo Nikko Investment Advisors ("WFNIA") as sub-investment adviser to the Asset Allocation Fund and the U.S. Government Allocation Fund (the "Allocation Funds") of Life & Annuity Trust. BGFA was created by the reorganization of WFNIA with and into an affiliate of Wells Fargo Institutional Trust Company, N.A. Pursuant to a Sub-Advisory Contract with each Allocation Fund and subject to the overall supervision of Wells Fargo Bank, the investment adviser to each Allocation Fund, BGFA is responsible for the day-to-day portfolio management of each Allocation Fund. BGFA will continue to employ substantially the same personnel and will continue to use the computer-based investment model developed and previously used by WFNIA to determine the recommended mix of assets in each Allocation Fund's portfolio. BGFA is entitled to receive monthly fees at the annual rate of 0.20% and 0.15% of the average daily net assets of the Asset Allocation and U.S. Government Allocation Fund, respectively, as compensation for its sub-advisory services. BGFA is an indirect subsidiary of Barclays Bank PLC and is located at 45 Fremont Street, San Francisco, CA 94105. As of January 1, 1996, BGFA and its affiliates provide investment advisory services for approximately $220 billion of assets under management. As of January 1, 1996, Wells Fargo Bank provides investment adviory services for approximately $33 billion of assets.

         Effective January 1, 1996, WFITC, due to a change in control of its outstanding voting securities, became a wholly owned subsidiary of BZW Barclays Global Investors Holdings Inc. and WFITC was renamed BZW Barclays Global Investors, N.A. ("BGI"). BGI currently acts as custodian to each Allocation Fund. BGFA is a subsidiary of BGI. BGI will not be entitled to receive compensation for its custodial services to the Allocation Funds so long as BGFA is entitled to receive fees for providing investment advisory services to such Funds. The principal business address of BGI is 45 Fremont Street, San Francisco, California 94105.

         The Prospectus and Statement of Additional Information describing each Allocation Fund, the Growth and Income Fund and the Money Market Fund is amended accordingly.